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                                                                 Exhibit 10.5(e)

                                                [GRAPHIC OMITTED]
                                                    Cephalon, Inc.

                                                      145 Brandywine Parkway
                                                        West Chester, PA 19380
                                                          (215) 344-0200
                                                            Fax (215) 344-0065

                                 July 21, 1993


Genelco S.A.
8, Route de Beaumont
1701 Fribourg
Switzerland

                      Re: Amendment to Trademark Agreement
                          --------------------------------

Gentlemen:

     This letter agreement shall serve as an amendment to the Trademark Agreement dated January 20, 1993 ("Trademark Agreement") between Cephalon, Inc. ("Cephalon") and Genelco S.A. ("Licensee"). All capitalized terms not otherwise defined herein shall be used as defined in the Trademark Agreement.

     1. The term "Territory," for all purposes under the Trademark Agreement is hereby expanded to include Ireland and the United Kingdom of England, Scotland, Northern Ireland and Wales (collectively, the "U.K. Territory").

     2. Article III(1) of the Trademark Agreement is hereby amended and restated in its entirety as follows:

     "For and in consideration of the Exclusive License to use the Licensed Trademark granted herein, Licensee shall pay Licensor a royalty as follows:

     a) four percent (4%) of Net Sales by CEPHALON and/or its sublicensees in a country within the Territory, during the first fifteen (15) years from the date of first commercial sale of the first Licensed Product in such country; and

     b) two percent (2%) of Net Sales by CEPHALON and/or its sublicensees in a country within the Territory during the next succeeding five (5) years of the term of this Agreement.

     3. Except as modified by this letter agreement, all provisions of the Trademark Agreement are confirmed to be and shall remain in full force and effect.
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Genelco S.A.
Page 2

     If the foregoing is acceptable, please indicate your agreement in the space provided below.

                                             CEPHALON, INC.

                                             By: /s/ Frank Baldino
                                                 ----------------------------
                                                 Frank Baldino, Jr., Ph.D.
                                                 President

Accepted and agreed to this
_____ day of July, 1993.

Genelco S.A.

By: /s/ ILLEGIBLE
    ----------------------------